Exhibit 10.22.0

                                   UCAR CARBON

                             SUPPLEMENTAL RETIREMENT

                                   INCOME PLAN




                   (Amended and Restated as of March 31, 2003)






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                       SUPPLEMENTAL RETIREMENT INCOME PLAN
                       -----------------------------------

                                     General
                                     -------

     This is a supplemental retirement income plan for participants in the Retirement Plan who receive compensation in excess of the compensation which may be considered by the Retirement Plan under Code Section 401(a)(17). This Plan has been established primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

     Specifically, the purpose of this Plan is to provide a retirement benefit, equal to the excess of:

          (1) the retirement benefit which would be provided by the Retirement Plan determined without regard to Code Section 415 or Code Section 401(a)(17),

          over

          (2) the retirement benefit actually provided by the Retirement Plan and the Equalization Benefit Plan.

     This Plan shall also apply to any participants in the Company's Selective Severance Program ("SSP") if (1) the participant's SSP benefit payable under the Retirement Plan is limited by Code Section 415 or Code Section 401(a)(17), or
(2) such participant is otherwise entitled to a benefit under this Plan.

     This Plan is completely separate from the Retirement Plan, the Enhanced Retirement Income Plan and the Equalization Benefit Plan, is unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and is not qualified for special tax treatment under the Code.




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                                   ARTICLE I
                                   ---------

                                   Definitions
                                   -----------

     Section 1. Unless otherwise defined in this Plan, all defined terms shall have the same meaning as set forth in the Retirement Plan.

     (a) "Code" means the Internal Revenue Code of 1986, as amended.

     (b) "Company" means UCAR Carbon Company Inc.

     (c) "Compensation Committee" means the Organization, Compensation and Pension Committee of the Board of Directors of GrafTech International Ltd.

     (d) "Enhanced Retirement Income Plan" means the UCAR Carbon Enhanced Retirement Income Plan, as amended from time to time.

     (e) "Equalization Benefit Plan" means the UCAR Carbon Equalization Benefit Plan, as amended from time to time.

     (f) "Participant" means an employee of the Company or any other Employer that has adopted the Retirement Plan for its employees, who is eligible to participate in the Plan pursuant to Article II.

     (g) "Plan" means the UCAR Carbon Supplemental Retirement Income Plan, as amended and restated as of March 31, 2003, as amended from time to time.

     (h) "Retirement Plan" means the UCAR Carbon Retirement Plan, as amended from time to time.

     (i) "Supplemental Retirement Income" as used in this Plan means the benefit payable to a Participant pursuant to Article IV of this Plan.



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                                   ARTICLE II
                                   ----------

                                   Eligibility
                                   -----------

     Section 1. A Participant, or the survivor of a Participant who has not declined the coverage of a survivor's benefit, shall be eligible to participate in this Plan if such Participant (i) participates in the Retirement Plan and
(ii) receives compensation in excess of the compensation which may be considered by the Retirement Plan under Code Section 401(a)(17).

     Section 2. An individual shall also be a Participant in this Plan if he or she is a participant in the SSP and (a) and/or (b) apply:

     (a) the participant's SSP benefit payable under the Retirement Plan is limited by Code Section 415 or Code Section 401(a)(17);

     (b) the participant is entitled to a benefit under this Plan pursuant to
Section 1 above.

     Section 3. Effective March 31, 2003, no additional Participants shall be added to the Plan.

                                  ARTICLE III
                                  -----------

                                 Administration
                                 --------------

     Section 1. (a) The Compensation Committee shall have the authority to administer this Plan. The Compensation Committee may adopt such rules as it may deem necessary for the proper administration of this Plan and its decision in all matters involving the interpretation and application of the Plan shall be final, conclusive, and binding on all parties.

     (b) The Compensation Committee may, in its sole discretion, designate any persons(s) or committee to administer this Plan. To the extent provided by the



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Compensation Committee, such person(s) or committee designated to administer this Plan shall have the same powers and responsibilities as the Compensation Committee.

                                   ARTICLE IV
                                   ----------

                    Amount of Supplemental Retirement Income
                    ----------------------------------------

     Section 1. (a) A Participant's monthly amount of Supplemental Retirement Income shall be the excess, if any, of:

          (i) the Participant's monthly retirement benefit, computed by using the applicable benefit formula provided in Article V of the Retirement Plan and determined without regard to the limitations of Code Sections 401(a)(17) and 415, over

          (ii) the monthly amount of such Participant's retirement benefit actually payable under the Retirement Plan and the Equalization Benefit Plan.

     (b) Any benefits either payable under, or which have been satisfied through the purchase of, non-qualified annuities in connection with this Supplemental Retirement Income Plan and/or the Equalization Benefit Plan shall be deducted from the amounts payable pursuant to subparagraph (a) above.

     Section 2. For purposes of calculating the amount of a Participant's Supplemental Retirement Income pursuant to Section 1 of this Article IV, the amount of a Participant's monthly retirement benefit under the Retirement Plan and the Equalization Benefit Plan shall be determined without any adjustment on account of (i) a survivor's benefit or (ii) an election to receive level retirement income.



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     Section 3. If a Participant does not decline the coverage of a survivor's benefit, the monthly amount of Supplemental Retirement Income which such Participant would otherwise have received shall be reduced by applying the same factors used in the Retirement Plan in connection with calculating a survivor's benefit.

     Section 4. The monthly amount of Supplemental Retirement Income payable to the survivor of a Participant shall be calculated in the same manner that such survivor's benefit is calculated under the Retirement Plan.

     Section 5. Notwithstanding the foregoing, all benefits under the Plan shall be frozen as of March 31, 2003, no additional benefits shall accrue under the Plan after that date. Subject to Article VI, Section 6, the lump sum value of a Participant's benefits under the Plan shall be transferred to the UCAR Carbon Compensation Deferral Plan in accordance with Section 6(c) of Article VI hereof.

                                   ARTICLE V
                                   ---------

                                     Vesting
                                     -------

     Section 1. A Participant shall be vested in such Participant's right to receive Supplemental Retirement Income under this Plan in the same manner and to the same extent as provided under the Retirement Plan.

                                   ARTICLE VI
                                   ----------

                                    Payments
                                    --------

     Section 1. A Participant or such Participant's survivor shall become eligible to receive Supplemental Retirement Income at such time as the Participant or survivor commences benefits under the Retirement Plan. The Participant's or survivor's benefits shall be paid as follows:



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     (a) in or about January of the calendar year following such Participant's or survivor's eligibility to commence benefits, the Participant or survivor shall receive a lump sum payment, representing the remaining amount of the Participant's or survivor's Supplemental Retirement Income.

     (b) Notwithstanding the foregoing, subject to the consent of the Company, a Participant or survivor may elect during the calendar year in which the Participant or survivor becomes eligible to receive benefits to forgo the lump sum payment payable in the following year and may elect to commence receiving monthly payments instead.

     Section 2. Unless otherwise elected, Supplemental Retirement Income payable in monthly payments under this Plan shall include the coverage of a survivor's benefit. A survivor's benefit payable from this Plan shall be paid to that person designated to receive a survivor's benefit under the Retirement Plan. Supplemental Retirement Income shall in no event be payable after the death of a Participant who has declined the coverage of a survivor's benefit.

     Section 3. The lump sum described above shall be calculated using (A) a discount rate for the month of October of the calendar year preceding the payment of the lump sum equal to the average of the Moody's Municipal 10 year Aaa Bond Yield Averages and the Moody's Municipal Long Term Aaa Bond Yield Averages, and (B) the UP-94G Mortality Table.

     Section 4. Notwithstanding anything in this Plan to the contrary, the Board of Directors may determine that a Participant or survivor shall not be eligible to receive a lump sum payment.

     Section 5. If the Board of Directors determines, after a hearing, that a Participant who is eligible to receive or is receiving Supplemental Retirement Income has engaged in any activities which, in the opinion of the Board, are detrimental to the interests of, or are in competition with the Company or any



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of its affiliates, such Supplemental Retirement Income shall thereupon be terminated.

     Section 6. (a) Notwithstanding the foregoing, except as provided in paragraphs (b) and (c) hereof, no further benefits shall be paid under this
Article VI.

     (b) With respect to Participants receiving monthly payments pursuant to
Section 1(a) of this Article VI as of March 31, 2003, such monthly payments shall continue to be paid in accordance with the terms of this Plan.

     (c) With respect to all Participants other than those described in paragraph (b) above, the amount of such Participants' benefits under this Plan as of March 31, 2003, converted to a lump sum amount, shall be transferred to the UCAR Carbon Compensation Deferral Plan and paid in accordance with the terms of that Plan. The lump sum amounts described in the preceding sentence shall be determined by applying the provisions of Section 3 of Article VI hereof to a Participant's accrued benefits. The aggregate lump sum amount of each affected Participant's benefit under this Plan, the ERIP and the Equalization Plan as of March 31, 2003, is set forth in Schedule A attached to the Compensation Deferral Plan.

                                  ARTICLE VII
                                  -----------

                                  Miscellaneous
                                  -------------

     Section 1. The Company may amend or terminate this Plan at any time, but any such amendment or termination shall not adversely affect the rights of any Participant or survivor, of any Participant then receiving benefits under this Plan, or the vested rights of any Participant or survivor.



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     Section 2. Except to the extent required by law, no assignment of the rights and interests of a Participant or survivor of a Participant under this Plan shall be permitted nor shall such rights be subject to attachment or other legal processes for debts.

     Section 3. This Plan is intended to be unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and the rights of a Participant and a survivor of a Participant shall be no greater than the right of an unsecured general creditor of the Company.

     Section 4. The Company may satisfy all or any part of its obligation to provide benefits under this Plan by purchasing, and distributing to a Participant or survivor of a Participant, an annuity from an insurance carrier to provide such benefits.

     Section 5. Neither selection as a Participant nor participation in this Plan shall affect the Company's right to discharge any Participant.

                                  ARTICLE VIII
                                  ------------

                           Selective Severance Program
                           ---------------------------

     Section 1. This Article VIII shall apply to participants in the SSP. Except as otherwise noted herein, the provisions of this Article VIII shall apply in lieu of the provisions of Articles IV, V and VI of this Plan.

     Section 2. The following terms shall have the designated meanings for purposes of this Article VIII:

          (i) "SP" or "Supplemental Pension" is the amount of a Participant's supplemental pension benefit under the SSP, and shall mean the amount determined as the sum of A, B and C, where:

                    A=     1.8% of average monthly Compensation,
                    B=     .9% of average monthly Compensation if the
                           Participant has five or more Years of Credited
                           Service, and 0 if the Participant has fewer than five
                           Years of Credited Service, and



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                    C=     one-third of 1% of average monthly Compensation times
                           the Participant's number of whole Years of Credited Service in excess of ten.

                    Average monthly Compensation and Years of Credited Service for purposes of the foregoing formula shall have the same meanings as set forth in Section 5.8 of the Retirement Plan, determined without regard to the limitations of Code Section 401(a)(17). The benefit determined under the foregoing formula is defined to be a fifteen-year certain benefit.

          (ii) "FSP" or "Former Severance Plan Benefit" shall mean the applicable benefit amount calculated under the Company's Selective Severance Program as in effect prior to January 1, 2001.

          (iii) "QSP" or "Qualified Supplemental Pension" shall mean the amount of a Participant's Supplemental Pension, if any, payable under the Retirement Plan after the limitations of Code Section 415 and Code Section 401(a)(17) have been applied.

          (iv) "NQSP" or "Non-qualified Supplemental Pension" shall mean the amount of a Participant's Supplemental Pension that cannot be paid under the Retirement Plan due to the limitations of Code Section 415 and Code Section 401(a)(17). A Participant's NQSP is determined under the following formula:

                                    SP - QSP =NQSP

     Section 3. A Participant shall be eligible for a Supplemental Pension under this Article VIII if he or she satisfies the requirements of (a) or (b) of this
Section 3. The amount of a Participant's Supplemental Pension under this Plan is referred to as the "Additional Supplemental Pension," and shall be payable in accordance with Sections 4 through 7 of this Article VIII.

     (a) If a Participant's FSP is greater than the actuarial equivalent lump sum value of his or her SP, then an Additional Supplemental Pension equal to the NQSP shall be payable under this Plan.

     (b) If the actuarial equivalent lump sum value of a participant's SP is greater than or equal to his or her FSP, than the Additional Supplemental



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Pension payable under this Plan expressed as an actuarial equivalent monthly life annuity, if any, shall be determined under the following formula:

                FSP - ACTUARIAL EQUIVALENT LUMP SUM VALUE OF QSP

If the foregoing formula produces an amount equal to or less than 0, then no Additional Supplemental Pension is payable under this Plan.

     Section 4. The actuarial equivalent value of a Participant's Additional Supplemental Pension will be paid in one of the following forms as elected by the Participant subject to Section 5 hereof:

     (a) The normal form as otherwise provided for under the Retirement Plan, (except that a Participant may not elect the level income option under Section
5.6 of the Retirement Plan) ("Normal Form"), or

     (b) In monthly installments, as follows ("Immediate Payment Option"):

     Participant's Years of Credited Service
     (as defined in the Retirement Plan)         Number of Installments
     ---------------------------------------     ----------------------
         Less than 5                             2 months
         At least 5, but less than 10            3 months
         10 or more                              3 months plus three-eighths
                                                 (3/8) of a month for each Year
                                                 of Credited Service over 10
                                                 (which number shall be rounded
                                                 down to the next whole number
                                                 if a fractional number of
                                                 months results from this
                                                 formula)

     Section 5. (a) The Immediate Payment Option shall be paid out as soon as practicable following the Participant's termination of employment. In addition, a Participant's failure to elect the Immediate Payment Option upon termination of employment, shall be deemed to be an election to have the Additional Supplemental Pension paid in the Normal Form.



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     (b) A Participant may elect to commence payment of his or her Additional
Supplemental Pension in the Normal Form at anytime on or after the first day of the first month following termination of employment. To the extent a Participant has not made an election to commence payment of his or her Additional Supplemental Pension, payment shall be made in the Normal Form at such time as the Participant becomes entitled to a full (unreduced) benefit under the Retirement Plan.

     Section 6. A Participant shall be immediately 100% vested in his or her Additional Supplemental Pension under this Plan.

     Section 7. If a Participant dies before all payments of the Additional Supplemental Pension payable under Section 4(b) above have been made, then the balance of the Additional Supplemental Pension shall continue to be paid to the Participant's Beneficiary (as defined in the Retirement Plan, except that if no Beneficiary is provided for, then to the Participant's estate), until all payments have been made.

     Section 8. The provisions of this Section 8 shall apply if the actuarial equivalent lump sum value of a Participant's QSP is greater than his or her FSP.

     (a) For Participants subject to this Section 8, the excess of the actuarial equivalent lump sum value of the Participant's QSP amount over his or her FSP amount is referred to as the "Benefit Reduction Amount" when expressed as an actuarial equivalent life annuity.

     (b) A Participant's Benefit Reduction Amount shall be used first to offset the amount of the Participant's benefit, if any, under the Enhanced Retirement Income Plan. If the Participant has no Enhanced Retirement Income Plan benefit or the Participant's Benefit Reduction Amount has reduced the Participant's Enhanced Retirement Income Plan benefit to zero, but there is still a remaining




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Benefit Reduction Amount, then the remaining Benefit Reduction Amount shall be used to offset the amount of the Participant's benefit, if any, under the Equalization Benefit Plan. If the Participant has no Equalization Benefit Plan benefit or the Participant's remaining Benefit Reduction Amount has reduced the Participant's Equalization Benefit Plan benefit to zero, but there is still a remaining Benefit Reduction Amount, then the remaining Benefit Reduction Amount shall be used to offset the amount of the Participant's benefit, if any, under this Plan, except that the Participant's benefit under this Plan shall not be reduced to below 0.

     Section 9. The provisions of this Article VIII shall be effective only with respect to Participants who are offered participation in the SSP on and after January 15, 2003, and on or before May 31, 2001.



                                                 UCAR CARBON COMPANY INC.




                                                 By:
                                                    ----------------------------


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